EXHIBIT 10.164

                             FOURTEENTH AMENDMENT TO
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT

         THIS FOURTEENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (the "Fourteenth Amendment") dated as of September 30, 1998, by and among CATALINA LIGHTING, INC., a Florida corporation (the "Borrower"), the corporations listed on ANNEX I thereto (the "Guarantors"), the Banks signatories to the Credit Agreement (as hereinafter defined) (the "Banks") and SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, a national banking association, as Agent (the "Agent").

                                  WITNESSETH:

         WHEREAS, the Borrower, the Guarantors, the Banks and the Agent have entered into that certain Third Amended and Restated Credit Agreement dated as of May 12, 1994, as amended by that certain First Amendment to Third Amended and Restated Credit Agreement, Second Amended and Restated Security Agreement, Third Amended and Restated Stock and Notes Pledge, Third Amended and Restated Agreement Regarding Factoring Proceeds, Consent and Waiver dated as of August 12, 1994, as further amended by that Second Amendment to Third Amended and Restated Credit Agreement and Third Amended and Restated Stock and Notes Pledge, dated as of February 23, 1995, as further amended by that Third Amendment to Third Amended and Restated Credit Agreement and Consent, dated as of May 1, 1995, as further amended by that Fourth Amendment to the Third Amended and Restated Credit Agreement, dated as of June 30, 1995, as further amended by that Fifth Amendment to Third Amended and Restated Credit Agreement, dated as of December 4, 1995, as further amended by that Sixth Amendment to Third Amended and Restated Credit Agreement, Second Amendment to Second Amended and Restated Security Agreement and Second Amendment to Third Amended and Restated Stock and Notes Pledge, dated as of December 28, 1995, as further amended by that Seventh Amendment to Third Amended and Restated Credit Agreement, dated as of March 18, 1996, as further amended by that Eighth Amendment to Third Amended and Restated Credit Agreement, Third Amendment to Second Amended and Restated Security Agreement, and Fourth Amendment to Third Amended and Restated Stock and Notes Pledge, dated as of October 4, 1996, as further amended by that Ninth Amendment to Third Amended and Restated Credit Agreement, dated as of December 30, 1996, as further amended by that Tenth Amendment to Third Amended and Restated Credit Agreement, dated as of March 31, 1997, as further amended by that Eleventh Amendment to Third Amended and Restated Credit Agreement, dated as of September 30, 1997, as further amended by that Twelfth

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Amendment to Third Amended and Restated Credit Agreement, dated as of December
31, 1997, and as farther amended by that Thirteenth Amendment to Third Amended and Restated Credit Agreement, dated as of March 31, 1998 (as so amended, the "Credit Agreement"); and

         WHEREAS, the Borrower and the Guarantors have requested that the Credit Agreement be amended to extend and reduce the Total Commitment under the Credit Agreement and to revise certain financial and other covenants; and

         WHEREAS, the principal amount of the Non-Revolving Advance has been reduced to $1,900,000.00.

         WHEREAS, First Union National Bank has requested that it be removed as a Bank under the Credit Agreement; and

         WHEREAS, the Banks (other than First Union National Bank) and the Agent have agreed to amend the Credit Agreement to remove First Union National Bank and to provide for the foregoing, subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

         a. Section l.l(c) of the Credit Agreement is hereby deleted, and in lieu thereof, there is substituted the following:

         The sum of (i) the aggregate unpaid principal amount of all Revolving Borrowings, plus (ii) one hundred percent (100%) of the principal amount of the Non-Revolving Advance remaining outstanding, plus (iii) the aggregate amount of all Acceptance Obligations, plus (iv) the aggregate amount of all Standby Letter of Credit Obligations and Trade Letter of Credit Obligations shall not exceed at any time $35,000,000.00 (such amount as reduced from time to time pursuant to the terms hereof, the "Total Commitment").

         b. Section 5.12 of the Credit Agreement is hereby deleted, and in lieu thereof, there is substituted the following:

         "Section 5.12. MINIMUM CONSOLIDATED TANGIBLE NET WORTH PLUS SUBORDINATED DEBT.

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         Permit its Minimum Consolidated Tangible Net Worth Plus Subordinated
         Debt to be less than $36,000,000.00 from the date hereof until September 29, 1996; $39,000,000.00 from September 30, 1996 until March 30, 1997; $34,500,000.00 from March 31, 1997 until June 29, 1997;
         $35,000,000.00 from June 30, 1997 until September 29, 1997;
         $35,500,000.00 from September 30, 1997 until December 30, 1997;
         $35,750,000.00 from December 31, 1997 until March 30, 1997;
         $36,250,000.00 from March 31, 1998 until June 29, 1998; $37,250,000.00 from June 30, 1998 until September 29, 1998; $38,250,000 from September 30, 1998 until December 30, 1998; $38,750,000.00 from December 31, 1998 until March 30, 1999; $39,250,000.00 from March 31, 1999 until June 29,
         1999; $40,250,000.00 from June 30, 1999 until September 29,1999;
         $41,250,000.00 from September 30, 1999 until December 30, 1999;
         $41,750,000.00 from December 31, 1999 until March 30, 2000; and
         $42,250,000.00 as at March 31, 2000 and at all times thereafter provided, however, in the event Catalina Lighting, Inc. purchases up to $2,000,000.00 worth of its issued and outstanding publicly traded common stock and at the time of said purchase there is no default under any other provision of the Credit Agreement, then the Minimum Consolidated Tangible Net Worth Plus Subordinated Debt covenant amounts provided above shall be reduced by the amount of said stock purchases up to, but not to exceed, $2,000,000.00.

         c. Section 5.14 of the Credit Agreement is hereby deleted, and in lieu thereof, there is substituted the following:

         "Section 5.14. INTEREST COVERAGE RATIO. Permit the ratio of (a) the sum of (i) Consolidated Pre-tax Income PLUS (ii) Consolidated Interest Charges to (b) Consolidated Interest Charges, to be less than 1.0:1 for the one (1) calendar quarterly period ending December 31, 1995; less than 0.60:1 for the immediately preceding two (2) calendar quarterly periods ending March 31, 1996; less than 1.25:1 for the immediately preceding three (3) calendar quarterly periods ending June 30, 1996; less than 1.75:1 for the immediately preceding four (4)

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         calendar quarterly period ending September 30, 1996; less than 1.25:1 for the immediately preceding four (4) calendar quarterly periods ending December 31, 1996; excluding the effect of the actual pretax charge to earnings previously disclosed to the Agent and the Banks not to exceed $9,859,826.00 incurred during the quarterly period ending March 31, 1997, less than 1.00:1 for the immediately preceding four (4) calendar quarterly periods ending March 31, 1997; excluding the effect of the actual pretax charge to earnings not to exceed $432,000.00 incurred during the quarterly period ending June 30, 1997 for all calculations for which said quarterly period is included, less than 1.50:1 for the one (1) calendar quarterly period ending June 30, 1997; less than 1.75:1 for the immediately preceding two (2) calendar quarterly periods ending September 30, 1997; less than 1.40:1 for the immediately preceding three (3) calendar quarterly periods ending December 31, 1997; less than 1.30:1 for the immediately preceding four
         (4) calendar quarterly periods ending March 31, 1998; less than 1.35:1 for the immediately preceding four (4) calendar quarterly periods ending June 30, 1998; less than 1.35:1 for the immediately preceding four (4) calendar quarterly periods ending September 30, 1998; less than 1.35:1 for the immediately preceding four (4) calendar quarterly periods ending December 31, 1998; and less than 2.00:1 for the immediately preceding four (4) calendar quarterly periods ending on the last day of each calendar quarter thereafter."

         d. Section 5.18(g) of the Credit Agreement is hereby deleted, and in lieu thereof, there is substituted the following:

         the Borrower and any of its Subsidiaries may make other investments, loans and advances in addition to those permitted by the foregoing provisions of this Section 5.18 from time to time, provided that the aggregate amount of such investments, loans and advances shall not exceed $21,000,000.00 without the prior written consent of all Banks and, further provided that not more than $3,250,000.00 of said aggregate amount

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         shall represent the aggregate amount of investments, loans and advances made to Catalina Lighting Mexico, S.A. DE C.V. For the purpose of this subsection, the $21,000,000.00 limitation referred to above shall not include the net note receivable from Catalina Asia in the amount not to exceed $1,000,000.00.

         e. The definition of "Permitted Guaranty" as defined in Section ll.l(a) of the Credit Agreement is hereby deleted and, in lieu thereof, there is substituted the following:

         "PERMITTED GUARANTY" means a Guaranty that is (i) an endorsement of a negotiable instrument for collection in the ordinary course of business, (ii) subject to the limitations contained in Section 5.11, a Guaranty of any Debt of any Guarantor, (iii) a Guaranty by the Borrower of Operating Leases of any Guarantor reasonably required in its ordinary operations, (iv) a Guaranty of the Debt of Go-Gro Industries Limited, a Hong Kong corporation, for loans not in excess of Twelve Million Dollars ($12,000,000.00), to primarily fund its working capital needs, (v) a Guaranty of the Debt of Go-Gro Industries Limited, or the debt of a Chinese cooperative joint venture controlled by Go-Gro Industries Limited, for loans not in excess of S1,200,000.00 to fund equipment purchases, or (vi) a Guaranty of the Debt of Foreign Subsidiaries (other than Catalina Canada and Go-Gro Industries Limited) provided that such Debt of said Foreign Subsidiaries shall not exceed at any time the total amount of $1,000,000 and further provided that Borrower shall notify the Agent in writing prior to guaranteeing any Debt of said Foreign Subsidiaries.

         f. The definition of "Termination Date" as defined in Section ll.l(a) of the Credit Agreement is hereby deleted and, in lieu thereof, there is substituted the following:

         "'TERMINATION DATE' means the earlier of (i) September 30, 2000, as extended from time to time pursuant to Section 1.4, and (ii) the date of termination in

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         whole of the Bank's Commitments pursuant to Section 1.2 or 7.2."

         g. The signature pages to the Credit Agreement shall be amended as reflected on the signature pages attached hereto.

2. AMENDMENT TO LOAN DOCUMENTS. Effective the date hereof, First Union
National Bank shall no longer be a party to the Credit Agreement and the loan documents are hereby amended by deleting any reference to "First Union National Bank" in each occurrence where this term appears in all loan documents.

3. COUNTERPARTS. The Fourteenth Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and permitted assigns.

4. CAPITALIZED TERMS. All capitalized terms contained herein shall have the meanings assigned to them in the Credit Agreement unless the context herein otherwise dictates or unless different meanings are specifically assigned to such terms herein.

5. RATIFICATION OF LOAN DOCUMENTS; MISCELLANEOUS. The Credit Agreement as amended hereby, and all other Loan Documents shall remain in full force and effect in this Fourteenth Amendment to credit agreement shall not be deemed a novation. Each and every reference to the Credit Agreement and any other Loan Documents shall be deemed to refer to the Credit Agreement as amended by the Fourteenth Amendment. The Borrower and the Guarantors hereby acknowledge and represent that the Loan Documents, as amended, are, as of the date hereof, valid and enforceable in accordance with their respective terms and are not subject to any defenses, counterclaims or right of set-offs whatsoever.

6. GOVERNING LAW. THIS FOURTEENTH AMENDMENT SHALL BE EFFECTIVE UPON ACCEPTANCE BY THE BANKS IN FLORIDA AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF FLORIDA WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

         IN WITNESS WHEREOF, the parties have executed this Fourteenth Amendment as of the day and year first above written.

                 (BALANCE OF THIS PAGE INTENTIONALLY LEFT BLANK)

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


                     SIGNATURE PAGE TO FOURTEENTH AMENDMENT
                      TO THIRD AMENDED AND RESTATED CREDIT
                       AGREEMENT BY AND BETWEEN SUNTRUST,
                         AS AGENT, THE CATALINA ENTITIES
                                  AND THE BANKS

                                    BORROWER:

                                         CATALINA LIGHTING, INC.

                                         By: /s/ THOMAS M. BLUTH
                                             ----------------------------------
                                             Thomas M. Bluth
                                             Vice President, Secretary,
                                             Treasurer


                                         GUARANTORS:

                                         EACH OF THE CORPORATIONS LISTED
                                         ON ANNEX I HERETO


                                         CATALINA INDUSTRIES, INC.,
                                         D/B/A DANA LIGHTING

                                         By: /s/ THOMAS M. BLUTH
                                              ----------------------------------
                                             Thomas M. Bluth
                                             Secretary, Treasurer


                                         CATALINA REAL ESTATE TRUST, INC.

                                         By: /s/ THOMAS M. BLUTH
                                              ----------------------------------
                                             Thomas M. Bluth
                                             Secretary, Treasurer


                                         ANGEL STATION, INC.

                                         By: /s/ THOMAS M. BLUTH
                                              ----------------------------------
                                             Thomas M. Bluth
                                             Secretary, Treasurer

                                         MERIDIAN LAMPS, INC.

                                         By: /s/ THOMAS M. BLUTH
                                              ----------------------------------
                                             Thomas M. Bluth
                                             Secretary, Treasurer


                                         MERIDIAN LAMPS DEVELOPMENT, INC.

                                         By: /s/ THOMAS M. BLUTH
                                              ----------------------------------
                                             Thomas M. Bluth
                                             Secretary, Treasurer


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


                     SIGNATURE PAGE TO FOURTEENTH AMENDMENT
                      TO THIRD AMENDED AND RESTATED CREDIT
                       AGREEMENT BY AND BETWEEN SUNTRUST,
                         AS AGENT, THE CATALINA ENTITIES
                                  AND THE BANKS

                                         CATALINA ADMINISTRATIVE CORPORATION

                                         By: /s/ THOMAS M. BLUTH
                                              ----------------------------------
                                             Thomas M. Bluth
                                             Assistant Secretary


                                         CATALINA MERCHANDISING, INC.

                                         By: /s/ THOMAS M. BLUTH
                                              ----------------------------------
                                             Thomas M. Bluth
                                             Secretary, Treasurer


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                                 ACKNOWLEDGMENT

STATE OF GEORGIA

COUNTY OF FULTON

         On this the 28th day of September, 1998, personally appeared Thomas M. Bluth, a Vice President of Catalina Lighting, Inc., and the Secretary-Treasurer of Catalina Industries, Inc., Catalina Real Estate Trust, Inc., Angel Station, Inc., Meridian Lamps, Inc., Meridian Lamps Development, Inc., Catalina Administrative Corporation and Catalina Merchandising, Inc., and before me, executed this Fourteenth Amendment to Third Amended and Restated Credit Agreement dated as of September 30, 1998.

         In witness whereof, I have hereunto set my hand and official seal.


                                         /s/ CHRISTINE B. ALFORD
                                             ----------------------------------
                                         NOTARY PUBLIC - STATE OF GEORGIA
                                         Christine B. Alford
                                         --------------------------------------
                                         (Type name of notary public)
                                         Personally known: ____________________
                                         or produced identification: ____X_____
                                         Type of identification produced: _____
                                         /s/ Illegible
                                             ----------------------------------
                                         My commission expires: _______________
Notary Public, Dekalb county, Georgia    (NOTARIAL SEAL)
My Commission Expires June 29, 2001


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


                     SIGNATURE PAGE TO FOURTEENTH AMENDMENT
                      TO THIRD AMENDED AND RESTATED CREDIT
                       AGREEMENT BY AND BETWEEN SUNTRUST,
                         AS AGENT, THE CATALINA ENTITIES
                                  AND THE BANKS

                                         AGENT:
                                         SUNTRUST BANK, CENTRAL FLORIDA,
                                         NATIONAL ASSOCIATION

                                         By:
                                             ----------------------------------
                                             David E. Crow
                                             Senior Vice President

                                         BANK

Amount of                                SUNTRUST BANK, CENTRAL FLORIDA,
Commitment: $22,000,000*                 NATIONAL ASSOCIATION, F/K/A SUN BANK,
                                         NATIONAL ASSOCIATION

                                         By:
                                             ----------------------------------
                                             David E. Crow
                                             Senior Vice President

Lending Office:
200 South Orange Avenue
4th Level, Tower Building
Orlando, Florida 32801

Address for purposes of Section 12.1:

     SunTrust Bank, Central Florida,
        National Association
     200 South Orange Avenue
     4th Level, Tower Building
     Orlando, Florida 32801

     Telex No.: 4415-11 SunBank
     Telecopier No.: (407) 237-6704
     Telephone No.: (407) 237-5752

     Attention: Mr. David E. Crow

     *($1,194,340.00 of which shall consist
      only of the Non-Revolving Advance)


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


                                 ACKNOWLEDGMENT

STATE OF GEORGIA
COUNTY OF ____________

         On this the _____ day of September, 1998, personally appeared ___________, a ___________________ of SunTrust Bank, Central Florida, National Association, a national banking association, and before me, executed this Fourteenth Amendment to Third Amended and Restated Credit Agreement as Agent and as a Bank.

         In witness whereof, I have hereunto set my hand and official seal.


                                         _______________________________________
                                         NOTARY PUBLIC - STATE OF GEORGIA

                                         _______________________________________
                                         (Type name of notary public)

                                         Personally known: _____________________

                                         or produced identification: ___________

                                         Type of identification produced:_______

                                         _______________________________________

                                         My commission expires: ________________

(NOTARIAL SEAL)

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


                     SIGNATURE PAGE TO FOURTEENTH AMENDMENT
                      TO THIRD AMENDED AND RESTATED CREDIT
                       AGREEMENT BY AND BETWEEN SUNTRUST,
                         AS AGENT, THE CATALINA ENTITIES
                                  AND THE BANKS

                                         BANK:

                                         NATIONAL BANK OF CANADA,
                                         a Canadian chartered bank

Amount of                                By:
Commitment: $13,000,000*                     ----------------------------------
                                             Michael S. Bloomenfeld
                                             Vice President and Manager

Lending Office:

5100 Town Center Circle
Suite 430
Boca Raton, Florida 33486
Attention: Michael S. Bloomenfeld
Reference: Catalina Lighting, Inc.

Address for purposes of Section 12.1:

     National Bank of Canada
     5100 Town Center Circle
     Suite 430
     Boca Raton, Florida 33486
     Attention: Michael S. Bloomenfeld

     Telecopier: (407) 367-1705
     Telephone:  (407) 367-1700

     *($705,660.00 of which shall consist
      only of the Non-Revolving Advance)

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

                                 ACKNOWLEDGMENT

STATE OF _______

COUNTY OF ______

         On this the ____ day of September, 1998, personally appeared Michael S. Bloomenfeld, a Vice President and Manager of National Bank of Canada, a Canadian Charter Bank, and before me, executed this Fourteenth Amendment to Third Amended and Restated Credit Agreement as a Bank.

         In witness whereof, I have hereunto set my hand and official seal.


                                         _______________________________________
                                         NOTARY PUBLIC - STATE OF GEORGIA

                                         ______________________________________
                                         (Type name of notary public)
                                         Personally known: _____________________
                                         or produced identification: ___________
                                         Type of identification produced:_______
                                         _______________________________________
                                         My commission expires: ________________
                                              (NOTARIAL SEAL)


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